UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

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(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California  94105

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(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Capital Trust

211 Main Street, San Francisco, California  94105

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(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 636-7000

Date of fiscal year end:  February 28

Date of reporting period:   February 29, 2020

Item 1: Report(s) to Shareholders.

Annual Report  |  February 29, 2020
Schwab Fundamental Global Real Estate Index Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended February 29, 2020
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	0.90%[1]
Russell RAFITM Global Select Real Estate Index (Net)[2]	-0.02%
FTSE EPRA Nareit Global Index (Net)[2]	2.20%
Fund Category: Morningstar Global Real Estate[3]	4.29%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
The 12-month reporting period ended February 29, 2020, ushered in a time of uncertainty that most Americans haven’t seen in their lifetimes. Up until the last week of February, U.S. stock market performance was strong, with the longest bull market cycle in history continuing and major equity indices hitting new highs. Global real estate securities also generated positive returns, supported by accommodative monetary policies and solid fundamentals. But then, COVID-19—whose effects had seemed mainly confined to China—began to spread quickly around the world, affecting millions of people and sending equity markets reeling. As February 2020 drew to a close, U.S. stocks experienced their worst week since the 2008 financial crisis. In this period, the S&P 500® Index, a bellwether for the overall U.S. stock market, dropped more than 10% in six days and global markets saw similar sell-offs. For the 12-month reporting period ended February 29, 2020, the S&P 500® Index returned 8.2%, erasing double-digit gains from earlier in the period. The FTSE EPRA Nareit Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 2.2% during the same period, while the fundamental weighted Russell RAFITM Global Select Real Estate Index (Net)* was flat.
We can’t know what the full human impact of the COVID-19 outbreak will be or how long the economic impact will last. The sudden health crisis and U.S. market decline have understandably rattled investors, leading many to seek the perceived safety of asset classes such as cash. Market volatility and declines can be difficult to withstand, and can engender strong emotional reactions, such as selling out of fear or staying on the sidelines. In the longer-term, this can often make the investing outcomes worse. At times like these it’s important to remember that all market cycles, no matter how long—and whether up or down—ultimately come to an end.
At Charles Schwab Investment Management, we are committed to serving our clients through this challenging time. We believe that maintaining a long-term investing plan and a portfolio with exposure to a mix of asset classes that perform differently over time is one of the best ways to weather the inevitable ups and downs that come with investing. While market volatility and uncertainty can be unsettling, we believe that having a diversified portfolio and investing plan to rely on can make it easier for investors to achieve their long-term goals, even during difficult times like these.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ At Charles Schwab Investment Management, we are committed to serving our clients through this challenging time.”
Fundamental Index is a registered trademark of Research Affiliates LLC.
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment

Up until the final week of the 12-month reporting period ended February 29, 2020, global real estate securities generated strong returns, outperforming most equity markets. In the final week of the reporting period, however, the expanding COVID-19 outbreak sent ripples through every corner of the global economy, driving a global selloff that sent major market indices into bear-market territory resulting in the fastest stock market correction (commonly defined as a decline of 10% or more) in the U.S. on record, more than erasing 2020’s gains. Despite slowing global growth throughout most of the period, ongoing demand supported the overall real estate market, as did accommodative monetary policies, and solid fundamentals. In the U.S., real estate investment trusts (REITs) were supported by generally steady U.S. economic growth and high demand, although performance varied broadly across sectors. For the reporting period, the FTSE EPRA Nareit Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 2.20%, while U.S. REITs, represented by the Dow Jones U.S. Select REIT IndexTM, returned 0.66%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 8.19% for the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned -0.57% and -1.88%, respectively.
Economic growth around the globe was uneven. The U.S. economy, despite escalating trade tensions with China over much of the reporting period, maintained steady growth in its record eleventh year of expansion, albeit at a slowing pace. In December, an announced partial trade resolution between the U.S. and China helped ease market tensions. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third and fourth quarters of 2019, up from 2.0% in the second quarter. Unemployment remained low, ending the period close to its lowest rate in 50 years. Consumer confidence remained solid for most of the reporting period. Inflation crept slightly higher over the reporting period.
Outside the U.S., conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and, particularly towards the end of the reporting period, the COVID-19 outbreak. In the Eurozone, growth slowed, subdued by strikes in France that dampened manufacturing output and political unrest in Italy, among other things. In January, Brexit occurred with the formal departure of the United Kingdom from the European Union, although many uncertainties remain. Amid the economic and political turmoil leading up to its departure, the United Kingdom’s growth was volatile with GDP growing in the first and third quarters of 2019 but shrinking in the second quarter. United Kingdom GDP was flat in the fourth quarter of 2019. Japan’s economy shrank
Asset Class Performance Comparison % returns during the 12 months ended February 29, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment (continued)

over the reporting period, particularly during the final quarter of 2019 as a sales tax increase took effect and business spending tumbled. Several Asian economies, including emerging market countries such as China and India, slowed but still outpaced many developed economies. China’s economy slowed amid trade pressure from the U.S. and sluggish demand from home and abroad, while India’s economy was dampened primarily as a result of a fall in factory output and exports and a slowdown in investment.
In response to the economic environment, to bolster growth, and to help ensure stability given ongoing trade tensions, a number of central banks reduced their policy rates, including the U.S. Federal Reserve (Fed), while others maintained low—and for some international central banks, negative—interest rates. In the U.S., following four interest rate hikes in 2018, the Fed held interest rates unchanged over the first half of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted three interest rate cuts by the end of the reporting period—in July, September, and October. The federal funds rate ended the reporting period in a range of 1.50% to 1.75%. The European Central Bank held interest rates steady, unchanged since March 2016. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England maintained its key official bank rate at 0.75%, where it has remained since August 2018. Central banks in key emerging market economies—including China, India, Mexico, and Thailand—lowered their policy rates in response to inflation and trade-related pressures.
COVID-19, first reported in China at the end of December and rapidly spreading to other countries by February, took a dramatic toll on global markets, disrupting supply chains, lowering earnings expectations, and spooking investors. Over the course of the final six trading days of the reporting period, the S&P 500® Index fell over 10% from its peak, wiping out trillions in market value. The market drop was broadly felt. Additionally, as COVID-19-related anxiety intensified and investors fled to the perceived safety of U.S. debt, the 10-year yield was pushed sharply lower, falling to a record low of 1.13% by the end of the period. Fed Chairman Jerome Powell signaled that the Fed was prepared to cut interest rates to help protect the economy from the widening global slowdown. (Following the end of the reporting period, at the beginning of March, the Fed cut the federal funds rate by 0.50%. In mid-March, the Fed lowered the federal funds rate again, cutting it by 1.00% to a range of 0.00% to 0.25%.)
Up until late February, the environment for REITs was mostly solid, with both demand and supply drivers favorable, further boosted by the Fed’s interest rate cuts, and low bond yields worldwide. The U.S. REIT industry experienced a lot of merger and acquisition activity and grew relatively steadily throughout most of the period until the end of the period, when the Dow Jones U.S. Select REIT IndexTM fell over 10% over the final five trading days of February. Among REITs in the Dow Jones U.S. Select REIT IndexTM, industrial and residential REITs were the strongest performers for the reporting period. Industrial REITs displayed solid fundamentals, with high net absorption rates and record high occupancy, boosted by continued growth of e-commerce. Housing remained strong, driven by consumer confidence and low interest rates. U.S. hotel & resort REITs was the weakest sub-industry for the reporting period, struggling as construction spending on hotels cooled and the long-awaited Airbnb, Inc. initial public offering (IPO) appeared imminent. The downward trend was exasperated by reduced travelling as a result of the COVID-19 outbreak. Retail REITs were hurt by the growth of online shopping and suffered as store closings surged and several regional mall operators declared bankruptcy.
Real estate markets outside the U.S. were mixed amid slowing economic growth and geopolitical concerns. Among real estate securities in countries included in the FTSE EPRA Nareit Global Index, the strongest performers for the reporting period were real estate securities in Finland, Switzerland, and Sweden, as investors sought countries with lower perceived risk. Real estate securities in Israel and Belgium also posted strong gains. Returns on real estate securities in South Africa, Indonesia, and Chile were weak for the reporting period, as were those in Thailand and the Netherlands. In Hong Kong, real estate securities experienced setbacks due to the unrest from ongoing pro-democracy protests. Japan’s key REIT-tracking benchmark soared to a 12-year high late in the reporting period amid falling interest rates and as office rents continued to climb.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to this role, Mr. Rios was an associate portfolio manager on the Schwab equity index strategies team for four years. His first role with CSIM was as a trade operations specialist. Prior to joining CSIM in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund as of February 29, 2020

The Schwab Fundamental Global Real Estate Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Global Select Real Estate Index (Net) (the index). The index measures the performance of real estate companies, including real estate investment trusts (REITs), in U.S. and non-U.S. markets, including developed and emerging markets. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Up until the final week of the 12-month reporting period ended February 29, 2020, global real estate securities generated strong returns, outperforming most equity markets. In the final week of the reporting period however, COVID-19 sent ripples through every corner of the global economy, driving a global selloff that sent major market indices into bear-market territory resulting in the fastest stock market correction (commonly defined as a decline of 10% or more) in the U.S. on record, more than erasing 2020’s gains. Despite slowing global growth throughout most of the period, ongoing demand supported the overall real estate market, as did accommodative monetary policies, and solid fundamentals. In the U.S., REITs were supported by generally steady U.S. economic growth and high demand, although performance varied broadly across sectors. Real estate markets outside the U.S. were mixed amid slowing economic growth and geopolitical concerns.
Performance. The fund tracked the index for the 12-month reporting period ended February 29, 2020. The fund returned 0.90%1, while the index returned -0.02%2 for the reporting period. Timing differences in foreign exchange calculations and income, primarily due to tax rate differences between the fund and the index, contributed to the fund’s performance. Fair valuation of the fund’s holdings detracted from the fund’s performance.
Contributors and Detractors. Real estate securities from China were the largest contributor to the total return of the fund. Chinese securities represented an average weight of approximately 10% of the fund’s investments and returned approximately 14% in U.S. dollar terms for the reporting period. One example from this market is Shimao Property Holdings Ltd. The fund’s holdings of Shimao Property Holdings Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately 60% in U.S. dollar terms for the reporting period.
Real estate securities from the U.S. also contributed to the total return of the fund, representing an average weight of approximately 48% of the fund’s investments and returning less than 1% for the reporting period.
Real estate securities from Hong Kong were the largest detractor from the total return of the fund. Real estate securities from Hong Kong represented an average weight of approximately 9% of the fund’s investments and returned approximately -16% in U.S. dollar terms for the reporting period. One example from this market is CK Asset Holdings Ltd. The fund’s holdings of CK Asset Holdings Ltd. represented an average weight of approximately 1% of the fund’s investments and returned approximately -22% in U.S. dollar terms for the reporting period.
Real estate securities from South Africa also detracted from the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -32% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of February 29, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 22, 2014 – February 29, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	0.90%[2]	4.80%	6.07%
Russell RAFITM Global Select Real Estate Index (Net)[3]	-0.02%	4.38%	5.71%
FTSE EPRA Nareit Global Index (Net)[3]	2.20%	3.45%	4.83%
Fund Category: Morningstar Global Real Estate[4]	4.29%	3.65%	N/A
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Investing in emerging markets may accentuate these risks.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of February 29, 2020 (continued)

Statistics
Number of Holdings	317
Weighted Average Market Cap (millions)	$16,318
Price/Earnings Ratio (P/E)	12.9
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	16%
Industry Weightings % of Investments

Top Holdings % of Net Assets2
Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Industry Classification: S&P and MSCI.
[1]	Amount is less than 0.05%.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2019 and held through February 29, 2020.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/19	Ending Account Value (Net of Expenses) at 2/29/20	Expenses Paid During Period 9/1/19-2/29/20[2]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.39%	$1,000.00	$989.10	$1.93
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.96	$1.96

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182 days of the period, and divided by the 366 days of the fiscal year.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16
Per-Share Data
Net asset value at beginning of period	$11.43	$11.24	$10.73	$9.53	$10.74
Income (loss) from investment operations:
Net investment income (loss)[1]	0.37	0.37	0.34	0.29	0.27
Net realized and unrealized gains (losses)	(0.24)	0.38	0.59	1.42	(1.21)
Total from investment operations	0.13	0.75	0.93	1.71	(0.94)
Less distributions:
Distributions from net investment income	(0.47)	(0.44)	(0.39)	(0.43)	(0.27)
Distributions from net realized gains	(0.03)	(0.12)	(0.03)	(0.08)	—
Total distributions	(0.50)	(0.56)	(0.42)	(0.51)	(0.27)
Net asset value at end of period	$11.06	$11.43	$11.24	$10.73	$9.53
Total return	0.91%	7.00%	8.69%	18.26%	(8.91%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.43%[2]	0.91%	0.89%
Net operating expenses	N/A	N/A3	0.41%[2]	0.49%	0.50%[4]
Net investment income (loss)	3.16%	3.32%	3.01%	2.72%	2.65%
Portfolio turnover rate	16%	16%	13%	23%	26%
Net assets, end of period (x 1,000,000)	$196	$190	$158	$93	$84

1
Calculated based on the average shares outstanding during the period.
2
Effective June 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/18 is a blended ratio.
3
Effective June 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
4
The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses had not been incurred.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 29, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 100.1% of net assets

Australia 5.0%
Charter Hall Retail REIT	50,600	156,643
Cromwell Property Group	221,035	164,893
Dexus	82,279	655,451
Goodman Group	100,125	983,053
LendLease Group	198,913	2,313,867
Mirvac Group	623,982	1,241,184
REA Group Ltd.	2,038	132,298
Scentre Group	672,955	1,524,785
Stockland	481,377	1,488,061
The GPT Group	143,382	541,917
Vicinity Centres	395,389	559,981
		9,762,133

Austria 0.3%
CA Immobilien Anlagen AG	5,370	217,950
IMMOFINANZ AG *	10,419	268,390
S IMMO AG	6,280	166,388
		652,728

Belgium 0.3%
Befimmo S.A.	2,789	150,068
Cofinimmo S.A.	2,460	391,607
		541,675

Brazil 0.5%
BR Malls Participacoes S.A.	124,522	454,994
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	71,189	474,869
Multiplan Empreendimentos Imobiliarios S.A.	21,200	144,687
		1,074,550

Canada 3.4%
Allied Properties Real Estate Investment Trust	8,250	334,794
Artis Real Estate Investment Trust	42,253	379,640
Boardwalk Real Estate Investment Trust	8,280	280,925
Canadian Apartment Properties REIT	11,441	478,438
Chartwell Retirement Residences	29,200	283,461
Choice Properties Real Estate Investment Trust	17,000	171,235
Colliers International Group, Inc.	3,269	264,978
Cominar Real Estate Investment Trust	67,993	701,079
Crombie Real Estate Investment Trust	15,400	166,363
Dream Office Real Estate Investment Trust	23,569	582,618
First Capital Real Estate Investment Trust	20,285	302,556
FirstService Corp.	2,300	228,209
Granite Real Estate Investment Trust	4,048	206,132
H&R Real Estate Investment Trust	59,371	858,552
Security	Number of Shares	Value ($)
Northview Apartment Real Estate Investment Trust	6,800	182,380
RioCan Real Estate Investment Trust	50,449	942,266
SmartCentres Real Estate Investment Trust	15,889	340,686
		6,704,312

China 11.3%
Agile Group Holdings Ltd.	619,000	885,020
BBMG Corp., H Shares	741,000	212,057
Beijing Capital Land Ltd., H Shares	558,000	152,702
China Aoyuan Group Ltd.	174,000	257,058
China Evergrande Group	498,000	1,140,918
China Jinmao Holdings Group Ltd.	1,300,000	969,688
China Overseas Grand Oceans Group Ltd.	298,000	208,314
China Overseas Land & Investment Ltd.	864,000	2,958,889
China Resources Land Ltd.	504,000	2,393,192
China SCE Group Holdings Ltd.	448,000	248,081
China South City Holdings Ltd.	1,660,000	184,235
China Vanke Co., Ltd., H Shares	249,300	976,282
CIFI Holdings Group Co., Ltd.	610,000	479,589
Country Garden Holdings Co., Ltd.	1,066,000	1,448,222
Fantasia Holdings Group Co., Ltd. *	931,500	182,109
Greentown China Holdings Ltd.	330,500	442,189
Guangzhou R&F Properties Co., Ltd., H Shares	564,200	889,558
Kaisa Group Holdings Ltd. *	574,000	261,308
KWG Group Holdings Ltd. *	307,000	460,972
Logan Property Holdings Co., Ltd.	146,000	255,025
Longfor Group Holdings Ltd.	243,500	1,151,683
Poly Property Group Co., Ltd.	1,006,000	382,786
Powerlong Real Estate Holdings Ltd.	480,000	305,435
Seazen Group Ltd. *	262,000	275,373
Shenzhen Investment Ltd.	1,201,563	406,119
Shimao Property Holdings Ltd.	382,500	1,401,979
Sino-Ocean Group Holding Ltd.	1,716,500	632,638
SOHO China Ltd.	855,500	312,835
Sunac China Holdings Ltd.	153,000	857,035
Times China Holdings Ltd.	106,000	201,840
Times Neighborhood Holdings Ltd. *	50,512	40,760
Yanlord Land Group Ltd.	381,300	321,595
Yuexiu Property Co., Ltd.	2,262,000	468,419
Yuzhou Properties Co., Ltd.	724,503	362,180
		22,126,085

France 1.8%
Altarea S.C.A.	884	169,109
Covivio	5,540	589,617
Gecina S.A.	3,661	649,479
ICADE	5,859	583,741
Klepierre S.A.	26,993	810,606
Mercialys S.A.	20,567	237,267
Nexity S.A.	11,657	539,398
		3,579,217

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 29, 2020 (continued)

Security	Number of Shares	Value ($)
Germany 2.4%
alstria Office REIT-AG	9,816	185,844
Aroundtown S.A.	42,632	370,380
Deutsche Euroshop AG	7,520	183,634
Deutsche Wohnen SE	19,485	795,430
Grand City Properties S.A.	8,026	189,353
LEG Immobilien AG	4,722	567,039
TAG Immobilien AG	12,905	317,117
Vonovia SE	37,698	2,039,764
		4,648,561

Hong Kong 9.3%
CK Asset Holdings Ltd.	401,000	2,559,570
Fortune REIT	139,000	149,912
Hang Lung Group Ltd.	256,000	650,233
Hang Lung Properties Ltd.	332,000	736,949
Henderson Land Development Co., Ltd.	150,866	704,262
Hongkong Land Holdings Ltd.	157,541	781,220
Hysan Development Co., Ltd.	62,500	228,454
K Wah International Holdings Ltd.	437,000	212,832
Kerry Properties Ltd.	205,500	591,940
Link REIT	108,500	1,012,847
New World Development Co., Ltd.	1,499,842	1,965,059
Road King Infrastructure Ltd.	97,000	167,409
Shui On Land Ltd.	1,404,000	281,281
Sino Land Co., Ltd.	510,063	703,685
Sun Hung Kai Properties Ltd.	249,500	3,606,122
Swire Properties Ltd.	108,400	326,259
The Wharf Holdings Ltd.	609,000	1,303,425
Wharf Real Estate Investment Co., Ltd.	130,200	599,758
Wheelock & Co., Ltd.	209,000	1,605,880
		18,187,097

Japan 7.8%
Aeon Mall Co., Ltd.	28,100	398,072
Daito Trust Construction Co., Ltd.	19,280	1,960,930
Heiwa Real Estate Co., Ltd.	6,400	178,460
Hulic Co., Ltd.	39,300	437,761
Leopalace21 Corp. *	335,900	1,008,673
Mitsubishi Estate Co., Ltd.	144,900	2,472,939
Mitsui Fudosan Co., Ltd.	155,600	3,571,123
Nomura Real Estate Holdings, Inc.	39,200	845,767
Open House Co., Ltd.	8,800	221,514
Relo Group, Inc.	8,500	183,522
Starts Corp., Inc.	8,800	181,336
Sumitomo Realty & Development Co., Ltd.	54,500	1,698,400
Tokyo Tatemono Co., Ltd.	44,900	610,232
Tokyu Fudosan Holdings Corp.	178,100	1,125,133
Unizo Holdings Co., Ltd. *	5,400	299,658
		15,193,520

Netherlands 1.1%
Eurocommercial Properties N.V. CVA	9,052	199,160
NSI N.V.	3,420	172,730
Unibail-Rodamco-Westfield	12,661	1,523,505
Wereldhave N.V.	10,486	167,968
		2,063,363

Security	Number of Shares	Value ($)
Philippines 0.4%
Ayala Land, Inc.	515,000	396,622
Megaworld Corp.	1,521,000	101,858
SM Prime Holdings, Inc.	478,100	360,714
		859,194

Singapore 1.8%
Ascendas Real Estate Investment Trust	229,288	506,836
Ascott Residence Trust	163,000	138,086
CapitaLand Commercial Trust	106,600	142,917
CapitaLand Ltd.	432,700	1,108,522
CapitaLand Mall Trust	195,700	321,038
Mapletree Commercial Trust	114,627	173,740
Mapletree Industrial Trust	113,847	219,700
Mapletree Logistics Trust	160,131	213,446
Mapletree North Asia Commercial Trust	181,500	144,118
Suntec Real Estate Investment Trust	125,100	153,399
UOL Group Ltd.	65,280	350,082
		3,471,884

South Africa 0.8%
Emira Property Fund Ltd.	144,826	109,269
Growthpoint Properties Ltd.	444,108	508,838
Hyprop Investments Ltd.	52,826	153,230
NEPI Rockcastle plc	27,741	205,346
Redefine Properties Ltd.	883,139	307,400
SA Corporate Real Estate Ltd.	643,798	85,840
Vukile Property Fund Ltd.	115,382	108,429
		1,478,352

Sweden 1.0%
Castellum AB	22,778	525,250
Fabege AB	14,444	237,237
Kungsleden AB	22,174	228,332
LE Lundbergfortagen AB, B Shares	12,709	527,186
Wallenstam AB, B Shares	14,145	174,007
Wihlborgs Fastigheter AB	12,535	240,805
		1,932,817

Switzerland 1.2%
Allreal Holding AG *	2,237	479,136
Mobimo Holding AG *	900	270,056
PSP Swiss Property AG	2,758	407,640
Swiss Prime Site AG	10,052	1,212,835
		2,369,667

Taiwan 0.5%
Cathay Real Estate Development Co., Ltd.	184,000	126,980
Farglory Land Development Co., Ltd.	117,000	144,858
Highwealth Construction Corp.	233,700	344,473
Huaku Development Co., Ltd.	56,000	158,807
Ruentex Development Co., Ltd. *	141,280	190,250
		965,368

Thailand 0.5%
AP Thailand PCL NVDR	709,450	139,065
Central Pattana PCL NVDR	139,300	237,922
Land & Houses PCL NVDR	1,040,500	280,822
Pruksa Holding PCL NVDR	252,290	115,266

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 29, 2020 (continued)

Security	Number of Shares	Value ($)
Sansiri PCL NVDR	4,571,938	104,125
Supalai PCL NVDR	279,140	145,226
		1,022,426

United Arab Emirates 0.7%
Aldar Properties PJSC	908,975	515,438
Emaar Malls PJSC	265,339	116,312
Emaar Properties PJSC	874,086	804,678
		1,436,428

United Kingdom 2.8%
Big Yellow Group plc	10,604	147,215
Derwent London plc	6,377	320,510
Grainger plc	62,550	239,188
Great Portland Estates plc	26,852	289,851
Hammerson plc	130,383	353,045
Intu Properties plc *	793,418	125,939
Land Securities Group plc	116,153	1,251,909
McCarthy & Stone plc	169,084	290,500
Safestore Holdings plc	16,624	168,704
Savills plc	33,619	466,392
Segro plc	50,604	536,479
St. Modwen Properties plc	32,623	200,563
The British Land Co., plc	126,905	822,010
The Unite Group plc	14,431	209,938
		5,422,243

United States 47.2%
Acadia Realty Trust	6,892	157,413
Alexander & Baldwin, Inc. *	14,915	280,402
Alexandria Real Estate Equities, Inc.	5,467	830,328
American Assets Trust, Inc.	3,850	159,583
American Campus Communities, Inc.	14,936	648,820
American Homes 4 Rent, Class A	12,947	335,198
American Tower Corp.	16,511	3,744,695
Apartment Investment & Management Co., Class A	14,624	699,612
Apple Hospitality REIT, Inc.	44,877	586,542
AvalonBay Communities, Inc.	9,229	1,851,245
Boston Properties, Inc.	17,065	2,200,361
Brandywine Realty Trust	29,983	407,169
Brixmor Property Group, Inc.	52,141	949,488
Brookfield Property REIT, Inc., Class A	19,026	310,314
Camden Property Trust	7,792	825,796
CBRE Group, Inc., Class A *	35,679	2,003,019
Chatham Lodging Trust	8,627	120,260
Colony Capital, Inc.	130,115	515,255
Columbia Property Trust, Inc.	22,657	427,311
CoreCivic, Inc.	61,196	906,313
CorePoint Lodging, Inc.	25,141	200,122
CoreSite Realty Corp.	1,649	171,051
Corporate Office Properties Trust	14,392	364,693
Cousins Properties, Inc.	11,295	403,119
Crown Castle International Corp.	24,775	3,550,010
CubeSmart	13,042	394,781
CyrusOne, Inc.	5,122	310,291
DiamondRock Hospitality Co.	47,027	428,886
Digital Realty Trust, Inc.	14,384	1,727,662
Diversified Healthcare Trust	104,244	655,695
Douglas Emmett, Inc.	11,878	453,502
Duke Realty Corp.	27,242	884,548
EastGroup Properties, Inc.	1,887	237,253
Empire State Realty Trust, Inc., Class A	19,340	226,278
EPR Properties	5,691	337,135
Equinix, Inc.	3,952	2,263,706
Security	Number of Shares	Value ($)
Equity Commonwealth	9,964	313,467
Equity LifeStyle Properties, Inc.	8,532	582,992
Equity Residential	31,326	2,352,583
Essex Property Trust, Inc.	3,662	1,037,664
Extra Space Storage, Inc.	6,620	664,383
Federal Realty Investment Trust	5,420	630,563
First Industrial Realty Trust, Inc.	7,801	300,339
Franklin Street Properties Corp.	30,125	214,791
Gaming & Leisure Properties, Inc.	14,826	662,277
Global Net Lease, Inc.	7,571	139,685
Healthcare Realty Trust, Inc.	11,955	410,057
Healthcare Trust of America, Inc., Class A	15,119	470,806
Healthpeak Properties, Inc.	54,080	1,711,091
Hersha Hospitality Trust	12,925	149,025
Highwoods Properties, Inc.	13,171	591,114
Host Hotels & Resorts, Inc.	165,992	2,403,564
Hudson Pacific Properties, Inc.	10,609	342,459
Investors Real Estate Trust	2,493	175,632
Invitation Homes, Inc.	10,872	311,918
Iron Mountain, Inc.	54,374	1,653,513
JBG SMITH Properties	5,334	195,651
Jones Lang LaSalle, Inc.	9,280	1,371,306
Kennedy-Wilson Holdings, Inc.	11,617	234,780
Kilroy Realty Corp.	6,743	490,149
Kimco Realty Corp.	51,901	900,482
Kite Realty Group Trust	15,649	252,731
Lamar Advertising Co., Class A	9,939	832,292
Lexington Realty Trust	35,292	365,978
Life Storage, Inc.	3,808	410,921
LTC Properties, Inc.	2,916	130,724
Mack-Cali Realty Corp.	16,745	317,820
Medical Properties Trust, Inc.	23,556	497,738
Mid-America Apartment Communities, Inc.	8,276	1,069,756
National Health Investors, Inc.	2,460	201,056
National Retail Properties, Inc.	8,977	456,480
Newmark Group, Inc., Class A	14,211	135,715
Office Properties Income Trust	8,672	252,615
Omega Healthcare Investors, Inc.	17,529	694,148
Outfront Media, Inc.	33,744	888,817
Paramount Group, Inc.	26,941	327,333
Park Hotels & Resorts, Inc.	48,904	892,987
Pebblebrook Hotel Trust	13,190	266,570
Physicians Realty Trust	8,786	165,704
Piedmont Office Realty Trust, Inc., Class A	27,271	588,781
Prologis, Inc.	37,199	3,135,132
PS Business Parks, Inc.	1,416	210,347
Public Storage	8,872	1,855,313
QTS Realty Trust, Inc., Class A	4,204	236,139
Realogy Holdings Corp.	145,085	1,344,938
Realty Income Corp.	14,175	1,026,128
Regency Centers Corp.	9,104	522,934
Retail Opportunity Investments Corp.	10,567	158,505
Retail Properties of America, Inc., Class A	45,649	477,945
RLJ Lodging Trust	38,262	505,441
RPT Realty	16,098	208,630
Ryman Hospitality Properties, Inc.	4,856	337,541
Sabra Health Care REIT, Inc.	11,659	227,933
SBA Communications Corp.	2,817	746,759
Seritage Growth Properties, Class A	3,598	123,699
Service Properties Trust	48,800	882,304
Simon Property Group, Inc.	27,997	3,445,871
SITE Centers Corp.	41,199	474,200
SL Green Realty Corp.	13,667	1,072,039
Spirit Realty Capital, Inc.	12,098	550,459

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 29, 2020 (continued)

Security	Number of Shares	Value ($)
STAG Industrial, Inc.	6,486	181,478
STORE Capital Corp.	7,265	238,728
Summit Hotel Properties, Inc.	19,718	182,786
Sun Communities, Inc.	3,942	602,653
Sunstone Hotel Investors, Inc.	48,444	530,462
Tanger Factory Outlet Centers, Inc.	22,373	268,029
Taubman Centers, Inc.	13,150	684,589
The GEO Group, Inc.	38,044	556,964
The Howard Hughes Corp. *	2,164	233,452
The Macerich Co.	31,032	633,673
The St. Joe Co. *	7,993	157,222
UDR, Inc.	18,393	827,317
Uniti Group, Inc.	71,778	700,553
Urban Edge Properties	13,321	215,800
Ventas, Inc.	45,536	2,448,471
VEREIT, Inc.	134,971	1,168,849
Vornado Realty Trust	20,313	1,088,371
Washington Prime Group, Inc.	148,439	408,207
Washington Real Estate Investment Trust	10,515	282,328
Weingarten Realty Investors	16,303	439,040
Welltower, Inc.	44,373	3,319,988
WP Carey, Inc.	9,632	745,613
Wyndham Destinations, Inc.	22,165	884,383
Xenia Hotels & Resorts, Inc.	28,100	420,376
		92,387,902
Total Common Stock
(Cost $187,593,804)		195,879,522
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Australia & New Zealand Banking Group Ltd.
Australian Dollar
0.31%, 03/02/20 (a)	201,070	130,987
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Banco Santander
U.S. Dollar
0.95%, 03/02/20 (a)	51,746	51,746
BNP Paribas
Hong Kong Dollar
0.63%, 03/02/20 (a)	797,704	102,335
Brown Brothers Harriman
Canadian Dollar
0.82%, 03/02/20 (a)	35,147	26,185
Euro
(0.68%), 03/02/20 (a)(b)	7,178	7,924
Japanese Yen
(0.26%), 03/02/20 (a)(b)	257,850	2,391
Pound Sterling
0.33%, 03/02/20 (a)	11,685	14,982
Singapore Dollar
0.50%, 03/02/20 (a)	24,019	17,244
South African Rand
6.25%, 03/02/20 (a)	9,618	617
Swedish Krona
(0.17%), 03/02/20 (a)(b)	11,307	1,177
Swiss Franc
(1.47%), 03/02/20 (a)(b)	741	768
Total Short-Term Investments
(Cost $356,356)		356,356
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.
(b)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of February 29, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 29, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$100,166,764	$—	$—	$100,166,764
Australia	—	9,762,133	—	9,762,133
Austria	166,388	486,340	—	652,728
Belgium	391,607	150,068	—	541,675
China	40,760	22,085,325	—	22,126,085
France	1,470,487	2,108,730	—	3,579,217
Germany	369,478	4,279,083	—	4,648,561
Hong Kong	—	18,187,097	—	18,187,097
Japan	—	15,193,520	—	15,193,520
Netherlands	1,895,395	167,968	—	2,063,363
Philippines	—	859,194	—	859,194
Singapore	138,086	3,333,798	—	3,471,884
South Africa	610,938	867,414	—	1,478,352
Sweden	228,332	1,704,485	—	1,932,817
Switzerland	677,696	1,691,971	—	2,369,667
Taiwan	—	965,368	—	965,368
Thailand	—	1,022,426	—	1,022,426
United Arab Emirates	116,312	1,320,116	—	1,436,428
United Kingdom	1,446,669	3,975,574	—	5,422,243
Short-Term Investments[1]	—	356,356	—	356,356
Total	$107,718,912	$88,516,966	$—	$196,235,878
[1]	As categorized in Portfolio Holdings.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Assets and Liabilities

As of February 29, 2020
Assets
Investments in unaffiliated issuers, at value (cost $187,950,160)		$196,235,878
Foreign currency, at value (cost $3,635)		3,240
Deposit with broker for futures contracts		95,078
Receivables:
Investments sold		94,673
Fund shares sold		523,777
Dividends		161,323
Foreign tax reclaims		44,900
Income from securities on loan		12,869
Prepaid expenses	+	16,151
Total assets		197,187,889
Liabilities
Payables:
Investments bought		599,353
Investment adviser fees		63,630
Fund shares redeemed	+	808,263
Total liabilities		1,471,246
Net Assets
Total assets		197,187,889
Total liabilities	–	1,471,246
Net assets		$195,716,643
Net Assets by Source
Capital received from investors		193,143,310
Total distributable earnings		2,573,333

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$195,716,643		17,702,282		$11.06

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Operations

For the period March 1, 2019 through February 29, 2020
Investment Income
Dividends (net of foreign withholding tax of $377,908)		$7,085,452
Interest		7,117
Securities on loan, net	+	107,728
Total investment income		7,200,297
Expenses
Investment adviser fees		793,395
Total expenses	–	793,395
Net investment income		6,406,902
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(67,149)
Net realized gains on futures contracts		18,495
Net realized losses on foreign currency transactions	+	(16,357)
Net realized losses		(65,011)
Net change in unrealized appreciation (depreciation) on investments		(4,762,572)
Net change in unrealized appreciation (depreciation) on futures contracts		4,368
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	3,489
Net change in unrealized appreciation (depreciation)	+	(4,754,715)
Net realized and unrealized losses		(4,819,726)
Increase in net assets resulting from operations		$1,587,176

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/19-2/29/20		3/1/18-2/28/19
Net investment income		$6,406,902	$5,856,329
Net realized losses		(65,011)	(458,885)
Net change in unrealized appreciation (depreciation)	+	(4,754,715)	5,779,082
Increase in net assets from operations		1,587,176	11,176,526
Distributions to Shareholders
Total distributions		($8,533,108)	($8,781,234)

Transactions in Fund Shares
		3/1/19-2/29/20		3/1/18-2/28/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,259,943	$50,077,798	6,151,264	$69,415,729
Shares reinvested		558,497	6,570,311	630,628	6,879,385
Shares redeemed	+	(3,765,445)	(44,219,607)	(4,222,676)	(46,815,739)
Net transactions in fund shares		1,052,995	$12,428,502	2,559,216	$29,479,375
Shares Outstanding and Net Assets
		3/1/19-2/29/20		3/1/18-2/28/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		16,649,287	$190,234,073	14,090,071	$158,359,406
Total increase	+	1,052,995	5,482,570	2,559,216	31,874,667
End of period		17,702,282	$195,716,643	16,649,287	$190,234,073

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2010 Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2060 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Monthly Income Fund — Moderate Payout
Schwab International Index Fund®	Schwab Monthly Income Fund — Enhanced Payout
Schwab MarketTrack All Equity Portfolio™	Schwab Monthly Income Fund — Maximum Payout
Schwab MarketTrack Growth Portfolio™	Schwab Target 2010 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2020 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2025 Index Fund
Schwab Balanced Fund	Schwab Target 2030 Index Fund
Schwab Core Equity Fund	Schwab Target 2035 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2040 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2045 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2050 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2055 Index Fund
Schwab Health Care Fund	Schwab Target 2060 Index Fund
Schwab International Core Equity Fund
Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•  Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•  Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•  Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•  Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 29, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of February 29, 2020, the fund had no securities on loan.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between CSIM and the fund, CSIM pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 29, 2020, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters or epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

3. Risk Factors (continued):
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

3. Risk Factors (continued):
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
ETF Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.39% of the fund’s average daily net assets.
Other Affiliated Transactions
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. CSIM pays all applicable licensing fees for the fund.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 29, 2020, the fund’s total aggregate security transactions with other funds in the Fund Complex was $10,801,106 and includes realized gain of $488,690.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund does not pay any interested or non-interested (independent) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by the fund, CSIM paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 27, 2020. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount the fund borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 29, 2020, the month-end average notional amounts of futures contracts held by the fund was $979,335 and the month-end average number of contracts held was 20.

8. Purchases and Sales of Investment Securities:
For the period ended February 29, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$44,182,552	$31,425,482

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

9. Federal Income Taxes:
As of February 29, 2020, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$194,266,857
Gross unrealized appreciation	$25,033,684
Gross unrealized depreciation	(23,064,663)
Net unrealized appreciation (depreciation)	$1,969,021
As of February 29, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$360,629
Undistributed long-term capital gains	245,902
Net unrealized appreciation (depreciation) on investments	1,969,021
Net other unrealized appreciation (depreciation)	(2,219)
Total	$2,573,333
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2020, the fund had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$8,043,943
Long-term capital gains	489,165
Prior period distributions
Ordinary income	$6,879,644
Long-term capital gains	1,901,590
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of February 29, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 29, 2020, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental Global Real Estate Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Fundamental Global Real Estate Index Fund (one of the funds constituting Schwab Capital Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Other Federal Tax Information (unaudited)

The fund may elect to pass on the benefits of the foreign tax credit of $307,898 to its shareholders for the fiscal year ended February 29, 2020. The respective foreign source income of the fund is $4,390,989.
For the fiscal year ended February 29, 2020, the fund designated $2,454,468 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS Form 1099 of the amounts for use in preparing their 2020 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $489,165 as long-term capital gain dividends for the fiscal year ended February 29, 2020.
For the fiscal year ended February 29, 2020, the fund designates $2,341,549 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS form 1099 of the amounts for use in preparing their 2020 income tax return.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton Corporation plc

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index   An index that is a float-adjusted market-capitalization weighted index comprising of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell RAFI Global Select Real Estate Index (Net)  An index that is derived from constituents of the Russell RAFI Global Index that are classified as real estate or real estate investment trusts (REITs) according to the Russell Global Sectors classification scheme. Fundamental methodology ranks and weights global real estate securities by three fundamental measures of company size adjusted sales, retained operating cash flow and dividends plus buybacks rather than by market capitalization. Mortgage and timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Schwab Fundamental Global Real Estate Index Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements; and
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

Schwab Fundamental Global Real Estate Index Fund  |  Annual Report

Notes

Notes

Schwab Fundamental Global Real Estate Index Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR85263-05
00242746

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant's Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant's audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant's audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant's audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-one operational series.  One series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1, eleven series have a fiscal year-end of March 31, thirty-six series have a fiscal year-end of October 31, and three series have a fiscal year-end of December 31.  Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the fifty-one operational series based on their respective 2019/2020 fiscal year and fifty-two operational series based on their respective 2018/2019 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019
$1,517,001	$1,473,405	$87,870	$84,840	$177,307	$190,626	$0	$0

1The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2019/2020: $265,177	2018/2019: $275,466

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved.  Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

     (2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

     (3) Not applicable.

 (b)  A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached.  This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Schwab Capital Trust

By:    _/s/ Jonathan de St. Paer__

Jonathan de St. Paer

Chief Executive Officer

Date: _April 16, 2020_____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jonathan de St. Paer        __

Jonathan de St. Paer

Chief Executive Officer

Date:_April 16, 2020__

By:     _/s/ Mark Fischer      _

Mark Fischer

Chief Financial Officer

Date:_April 16, 2020__